J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

(Class A, Class C and Select Class Shares)

(each a series of JPMorgan Trust I)

Supplement dated March 18, 2014

to the Prospectuses dated November 1, 2013, as supplemented

At a meeting held November 19-21, 2013, the Board of Trustees of JPMorgan Trust I approved the limited offering of the JPMorgan Mid Cap Core Fund (the “Mid Cap Core Fund”) and the JPMorgan Mid Cap Equity Fund (the “Mid Cap Equity Fund”), as well as the merger of the Mid Cap Core Fund into the Mid Cap Equity Fund. The merger closed on March 14, 2014. As a result, all references to the Mid Cap Core Fund are deleted from this prospectus. In addition, certain Mid Cap Equity Fund disclosure in the Fees and Expenses of the Fund, Example and Limited Offering sections of the prospectus have been updated as a result of the merger.

Fees and Expenses of the Mid Cap Equity Fund

As a result of the merger, the Annual Fund Operating Expenses table on page 25 of the prospectus is deleted in its entirety and replaced by the following:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.59	0.60	0.58
Shareholder Service Fee	0.25	0.25	0.25
Remainder of Other Expenses	0.34	0.35	0.33
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.50	2.01	1.24
Fee Waivers and Expense Reimbursements[1]	(0.24)	(0.25)	(0.33)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.26	1.76	0.91

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to shore sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.25%, 1.75% and 0.90%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

As a result of the merger, the information in the Mid Cap Equity Fund’s Example section on page 25 and 26 of the prospectus is deleted in its entirety and replaced by the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment as a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 10/31/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

SUP-MCCMCE-ACS-314

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	928	1,256	2,182
CLASS C SHARES ($)	279	581	1,036	2,296
SELECT CLASS SHARES ($)	93	326	616	1,440

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	928	1,256	2,182
CLASS C SHARES ($)	179	581	1,036	2,296
SELECT CLASS SHARES ($)	93	326	616	1,440

Limited Offering for the Mid Cap Equity Fund

The information below is added immediately preceding the Class/Ticker section on page 25 of the prospectus:

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Mid Cap Equity Fund is publicly offered on a limited basis?” in the prospectus for more information.)

The information below is added to the beginning of the Fund’s Purchase and Sale of Fund Shares section on page 28 of the prospectus:

Shares of the Fund are not generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain discretionary fee-based advisory programs, college savings plans, approved brokerage programs, shareholders of the JPMorgan Mid Cap Core Fund who received shares of the Fund upon completion of a reorganization between the two Funds and other J.P. Morgan Funds can continue to purchase shares as described in “Purchasing Fund Shares — What does it mean that the Mid Cap Equity Fund is publicly offered on a limited basis?” in the prospectus.

The information below is added immediately preceding How to Do Business with the Funds — When can I buy shares? on page 75 of the prospectus:

What does it mean that the Mid Cap Equity Fund is publicly offered on a limited basis?

Effective as of the close of business on January 3, 2014 (the “Closing Date”), the JPMorgan Mid Cap Equity Fund (the “Fund”) was publicly offered on a limited basis.

After the Closing Date, investors are not eligible to purchase shares of the Fund, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares:

•

Shareholders of record of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•

Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans), which have the Fund available to participants on or before the Closing Date, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. New group employer benefit plans, including 401(k),

403(b) and 457 plans and health savings account programs (and their successor, related and affiliated plans), may also establish new accounts with the Fund, provided the new plans have approved and selected the Fund as an investment option by the Closing Date and the plan has also been accepted for investment by the Fund and its distributor by the Closing Date. Accounts under the new plans may be funded subsequent to the Closing Date, but no later than January 31, 2015;

•

Approved discretionary fee-based advisory programs, in which the program’s sponsor has full authority to make investment changes without approval from the shareholder, may continue to utilize the Fund for new and existing program accounts. These programs must be accepted for continued investment by the Fund and its distributor by the Closing Date. Other fee-based advisory programs may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts after the Closing Date;

•

Approved brokerage programs where the Fund is currently included in a model portfolio may continue to utilize the Fund for new and existing program accounts. The Fund must also be included in the Financial Intermediary’s discretionary fee-based advisory program to be approved. These programs must by accepted for continued investments by the Fund and its distributor by the Closing Date;

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund;

•

Section 529 college savings plans currently utilizing the Fund may do so for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of that Fund.

In addition, shareholders of the JPMorgan Mid Cap Core Fund received shares of the Fund in a reorganization between the two Funds, which closed on March 14, 2014. Such shareholders can continue to purchase shares of the Fund in accounts which existed at the time of the reorganization. Group employer benefit plans, discretionary fee-based advisory programs, brokerage programs, other J.P. Morgan Funds and Section 529 college savings programs who were eligible to continue to purchase shares of the JPMorgan Mid Cap Core Fund after January 3, 2014 will be able to purchase shares of the Fund under the same terms after the reorganization.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible group employer benefit plans, brokerage programs and accounts in approved discretionary fee-based advisory programs and Section 529 college savings plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Core Fund

(Class R2, Class R5 and Class R6 Shares)

(a series of JPMorgan Trust I)

Supplement dated March 17, 2014

to the Prospectus dated November 1, 2013, as supplemented

At a meeting held November 19—21, 2013, the Board of Trustees of JPMorgan Trust I approved the merger of the JPMorgan Mid Cap Core Fund into the JPMorgan Mid Cap Equity Fund. The merger closed on March 14, 2014. As a result, all references to the JPMorgan Mid Cap Core Fund are deleted from this prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCC-R2R5R6-314